UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2020

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Telenet Financing USD LLC (“Telenet Financing USD”), Telenet International Finance S.à r.l. (“Telenet International Finance”) and Telenet BVBA entered into the financing described below by way of additional facilities drawn under the credit agreement originally dated August 1, 2007, as amended from time to time (the “Credit Agreement”). Telenet Financing USD is a direct wholly-owned subsidiary of Telenet Group Holding NV, Telenet International Finance is a direct wholly-owned subsidiary of Telenet BVBA, Telenet BVBA is an indirect wholly-owned subsidiary of Telenet Group Holding NV, and Telenet Group Holding NV is an indirect majority-owned subsidiary of Liberty Global plc.

On January 24, 2020, Telenet Financing USD, Telenet BVBA and The Bank of Nova Scotia as facility agent, among others, entered into a $2.295 billion additional facility accession agreement (the “Additional Facility AR Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AR Accession Agreement, certain lenders have agreed to provide a $2.295 billion term loan facility (“Facility AR”) to Telenet Financing USD, which amount is to be issued at 99.75% of par.

The final maturity date for Facility AR will be April 30, 2028. Facility AR will bear interest at a rate of LIBOR plus 2.00% per annum subject to a LIBOR floor of 0%. Facility AR can be utilized by Telenet Financing USD for its general corporate purposes and/or working capital purposes including, without limitation, the redemption, refinancing, repayment or prepayment of existing indebtedness of the Group (as defined in the Credit Agreement) and the payment of any fees and expenses in connection with Facility AR or other transactions related thereto.

The net proceeds from Facility AR together with existing cash, will be used to prepay in full the Term Loan AN Facility (as defined in the additional facility AN3 accession deed dated October 3, 2019 between, among others, Telenet Financing USD and The Bank of Nova Scotia and as upsized by the Term Loan AN2 Facility and the Term Loan AN3 Facility (each as defined therein)) under the Credit Agreement and fees, costs and expenses related to such refinancing.

On January 24, 2020, Telenet International Finance, Telenet BVBA and The Bank of Nova Scotia as facility agent, among others, entered into a €1.110 billion ($1.224 billion at the January 24, 2020 exchange rate) additional facility accession agreement (the “Additional Facility AQ Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AQ Accession Agreement, certain lenders have agreed to provide a €1.110 billion term loan facility (“Facility AQ”) to Telenet International Finance, which amount is to be issued at par.

The final maturity date for Facility AQ will be April 30, 2029. Facility AQ will bear interest at a rate of EURIBOR plus 2.25% per annum subject to a EURIBOR floor of 0%. Facility AQ can be utilized by Telenet International Finance for its general corporate purposes and/or working capital purposes including, without limitation, the redemption, refinancing, repayment or prepayment of existing indebtedness of the Group (as defined in the Credit Agreement) and the payment of any fees and expenses in connection with Facility AQ or other transactions related thereto.

The net proceeds from Facility AQ together with existing cash, will be used to prepay in full the Term Loan AO Facility (as defined in the additional facility AO3 accession deed dated October 3, 2019 between, among others, Telenet International Finance and The Bank of Nova Scotia and as upsized by the Term Loan AO2 Facility and the Term Loan AO3 Facility (each as defined therein)) under the Credit Agreement and fees, costs and expenses related to such refinancing.

The Additional Facility AR Accession Agreement and the Additional Facility AQ Accession Agreement provide that the lenders under Facility AR and Facility AQ (as applicable) consent to the amendments to the covenants and other provisions of the Credit Agreement and the Finance Documents (as defined in the Credit Agreement) outlined in the Additional Facility AR Accession Agreement and the Additional Facility AQ Accession Agreement (as applicable) (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the Credit Agreement, such amendments may be implemented at the election of Telenet BVBA.

The foregoing descriptions of Facility AR and Facility AQ and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Additional Facility AR Accession Agreement, a copy of which is attached hereto as Exhibit 4.1, and the Additional Facility AQ Accession Agreement, a copy of which is attached hereto as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Name

4.1
Additional Facility AR Accession Agreement dated January 24, 2020 and entered into between, among others, Telenet Financing USD LLC as the Borrower, Telenet BVBA as a Guarantor and The Bank of Nova Scotia as the Facility Agent.

4.2
Additional Facility AQ Accession Agreement dated January 24, 2020 and entered into between, among others, Telenet International Finance S.à r.l. as the Borrower, Telenet BVBA as a Guarantor and The Bank of Nova Scotia as the Facility Agent.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 30, 2020